                                                                    EXHIBIT 10.7

                               EARN OUT AGREEMENT

This EARN OUT AGREEMENT, made and entered into this 25/th/ day of April, 1994, by and between Whitby, Inc. ("Whitby"), a Virginia Corporation with offices located at 1211 Sherwood Avenue, Richmond, Virginia 23261 and Discovery Therapeutics, Inc. ("Discovery"), a Delaware corporation with offices located at 911 East Leigh Street, Richmond, Virginia 23219.

Whereas, Discovery has agreed to pay Whitby as additional compensation for the purchase of the Capital Stock of Whitby Research, Inc. ("Whitby Research") a percentage of royalties and other compensation for certain Patents and Know-How.

NOW, THEREFORE, in consideration of the promises, representations and conditions herein contained, the parties hereto agree as follows:

ARTICLE I.  ASSETS SUBJECT TO THE EARN OUT AGREEMENT
----------------------------------------------------

Section 1.01

The following compounds, processes, formulations and products are subject to the Earn Out Agreement:

(a) The compounds, processes, formulations and/or products covered by the Patents and/or Know-How of Whitby Research as of the date of the closing of the sale of the Whitby Research, Inc. stock including (i) all Patents, Patent applications and Patent applications in preparation, (ii) compounds synthesized by or for Whitby Research as listed in the Compound Library and (iii) molecules not currently in the Compound Library but covered by one or more Patents or Know-How are subject to this Earn Out Agreement.

(b)    The Compound Library shall consist of three categories:

       Category I    Compounds included in approved INDs.

       Category II   Compounds for which data on functional pharmacology (whole tissue assay) has been obtained.

       Category III  All other compounds in the library.

Discovery acknowledges and agrees that the Compounds and Patents listed in Appendix A and B of this Agreement is the entire list of such compounds and patents delivered to Discovery pursuant to the Purchase Agreement dated April 25, 1994, by and between Whitby and Discovery ("Purchase Agreement") and that no other compounds or patents are required to be delivered by Whitby, Inc. to Discovery.

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Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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(c)  "Know-How" shall mean the formulation, methods of administration, specifications, data and information relating to clinical, pharmacological, toxicological, analytical and/or other tests and studies transferred to Discovery, as well as all other information or data disclosed to Discovery pursuant to the Purchase Agreement.

(d) "Patents" shall mean all patents, patent applications and patent applications in preparation that were transferred to Discovery pursuant to the Purchase Agreement and listed in Appendix B.

ARTICLE II.  COMPENSATION
--------------------------

Section 2.01

(a) Discovery Therapeutics will remit or will cause Whitby Research to remit to Whitby, Inc. a portion of any payment received for products or processes using the Patents and/or Know-How of Whitby Research listed in Article I of this Agreement. The amount remitted shall be according to the schedule in Appendix C of this Agreement and shall be payable within ten (10) days after the end of the calendar quarter during which the first sale, license, use or payment occurs and quarterly thereafter.

(b) All obligations of payment, for Patent royalties, fees and other patent related payments will cease upon expiration of the last Patent whose claims cover the product, process or compound in question. Obligations for the payment of Know-How fees will continue for 15 years after expiration of the last Patent whose claims cover the product, process, formulation or compound in question.

ARTICLE III.  REPORTS AND RECORDS
---------------------------------

Section 3.01

Discovery Therapeutics shall keep and shall cause Whitby Research to keep full, true and accurate books of accounts containing all particulars that may be necessary for the purpose of establishing the basis for the payments to Whitby, Inc. and compliance with this Agreement including, but not limited to, the number of products, total revenue for products or processes, deductions applicable as provided in Appendix C and total payments due. Said books of accounts shall be kept at Discovery's principal place of business. Said books and the supporting data shall be open at all reasonable times and upon reasonable notice for five (5) years following the end of the calendar year to which they pertain, to the inspection of Whitby, Inc. or an independent certified public accountant retained by Whitby, Inc., for the purpose of verifying payments and compliance with this Agreement.

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ARTICLE IV.  GENERAL PROVISIONS
-------------------------------

Section 4.01 - Assignment

This Agreement shall not be assignable by either party hereto; provided, however, Whitby or Discovery may assign their respective rights and obligations hereunder to a transferee of either party's entire business by sale, merger, acquisition or otherwise, provided that the transferee assumes all the obligations of the assignor set forth herein, and the assignor remains responsible for the performance of its obligations under this Agreement.

Section 4.02 - Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without reference to the choice of law principles thereof.

Section 4.03 - Notice

Any notice or communication required under this Agreement shall be in writing and shall be sent by (i) commercial courier or (ii) personal delivery or (iii) telecopy to the following addresses:

         TO WHITBY:                  COPY TO: Steven M. Mayer, Esq.
         Whitby, Inc.                      V.P. and General Counsel
         1211 Sherwood Avenue              Ethyl Corporation
         Richmond, VA 23261-5054           330 South Fourth Street
                                           Richmond, VA 23219

         TO DISCOVERY:
         Discovery Therapeutics, Inc.
         911 East Leigh Street
         Richmond, VA 23219

Section 4.04 - Entire Agreement

This Agreement and its schedules constitute the entire agreement between the parties pertaining to its subject matter and supersedes all prior and contemporaneous agreements and understandings of the parties in connection with it. No covenant or condition not expressed in this Agreement shall affect or be effective to interpret, change or restrict this Agreement. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement and no waiver of any provision of or default under this Agreement shall affect the right of the Purchaser or the Seller thereafter to enforce any other provision or to exercise any right or

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remedy in the event of another default, whether or not similar.

IN WITNESS WHEREOF, Discovery has caused this Agreement to be signed by one of its officers thereunto duly authorized, and Whitby has caused this Agreement to be signed by one of its officers thereunto duly authorized, all as of the day and year first above written.

Discovery Therapeutics, Inc.               Whitby, Inc.

By: /s/ Donald A. McAfee                   By: /s/
   -------------------------                  --------------------------
   President                                  President
   -------------------------                  --------------------------
   Title                                      Title

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                                   Category I

Compounds with Clinical Experience

*







CATEGORY I SHALL ALSO INCLUDE ANY AND ALL FORMULATIONS CONTAINING THE ABOVE-REFERENCED COMPOUNDS.

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* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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                                   Category II

Compounds with Functional Data

Dopamine Agonists

         *


Penetration Enhancers

         *

Penetration Blocker

         *

Melatonin Derivatives

         *

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* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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                            Category II (continued)


Adenosine A 1 Agonists

                  *

Adenosine A/2/ Agonists


                  *

Adenosine A/1/ Antagonists


                  *


CATEGORY II SHALL ALSO INCLUDE ANY AND ALL FORMULATIONS CONTAINING THE ABOVE-REFERENCED COMPOUNDS.

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* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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                                  Category III

Compounds with No Functional Data

          *

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* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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                            CATEGORY III (continued)



                                        *




CATEGORY III SHALL ALSO INCLUDE ANY AND ALL FORMULATIONS CONTAINING THE ABOVE-REFERENCED COMPOUNDS.

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* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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                                   APPENDIX C
                                 Earn Out Rates

1.   Category I - Molecules
     ----------------------

(a) Royalty rates of * of net sales by Discovery, Whitby Research and/or their respective subsidiaries shall apply to any product, process, formulation or compound that contains a molecule or a process used to make such molecule in Category I of Appendix A which is covered by the claims of a Patent ("Category I Products"). In addition, * of all royalties, milestone payments, option fees, license fees and any other payment for license or sale of such Category I Products, processes, formulations or compounds due to Discovery, Whitby Research and/or their respective subsidiaries shall be payable to Whitby. The obligations for the payment of the above Patent royalties and other payments shall terminate upon expiration of the last Patent whose claims cover the product, process, formulation or compound in question.

(b) A Know-How fee of (i) * of net sales by Discovery, Whitby Research and/or their respective subsidiaries and (ii) * of any other fee or payment due to Discovery, Whitby Research and/or their respective subsidiaries for Category I Products, processes, formulations or compounds shall also be payable to Whitby. Obligations for the payment of Know-How fees shall expire fifteen (15) years after the expiration date of the last Patent whose claims cover the product, process, formulation or compound in question.

(c) The obligations under subsections (a) and (b) are not additive. Discovery shall pay or shall cause Whitby Research to pay the greater of the payments set forth in subsection (a) or (b) if the product, process, formulation or compound is covered by both subsections.

2.   Category II - Molecules
     -----------------------

(a) Royalty rates of * of net sales by Discovery, Whitby Research and/or their respective subsidiaries shall apply to any product, process, formulation or compound that contains a molecule or a process used to make such molecule in Category II of Appendix A which is covered by the claims of a Patent ("Category II Products"). In addition, * of all royalties, milestone payments, option fees, license fees and any other payment for license or sale of such Category II Products, processes, formulations or compounds due to Discovery, Whitby Research and/or their respective subsidiaries shall be payable to Whitby. The obligations for the payment of the above Patent royalties and other payments shall terminate upon expiration of the last Patent whose claims cover the product, process, formulation or compound in question.

(b) A Know-How fee of (i) * of net sales by Discovery, Whitby Research and/or their respective subsidiaries and (ii) * of any other fee or payment due to Discovery, Whitby Research and/or their respective subsidiaries for Category II Products, processes, formulations or compounds shall also be payable to Whitby. Obligations for the payment of Know-How fees shall expire fifteen (15) years after the expiration date of the last Patent whose claims cover the product, process, formulation or compound in question.

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* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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(c) The obligations under subsections (a) and (b) are not additive. Discovery shall pay or shall cause Whitby Research to pay the greater of the payments set forth in subsection (a) or (b) if the product, process, formulation or compound is covered by both subsections.

3.   Category III - Molecules
     ------------------------

(a) Royalty rates of * of net sales by Discovery, Whitby Research and/or their respective subsidiaries shall apply to any product, process, formulation or compound that contains a molecule or processes used to make such molecule in Category III of Appendix A which is covered by the claims of a Patent ("Category III Products"). In addition, * of all royalties, milestone payments, option fees, license fees and any other payment for license or sale of such Category III Products, processes, formulations or compounds due to Discovery, Whitby Research and/or their respective subsidiaries shall be payable to Whitby. The obligations for the payment of the above Patient royalties and other payments shall terminate upon expiration of the last Patent whose claims; cover the product, process, formulation or compound in question.

(b) A Know-How fee of (i) * of net sales by Discovery, Whitby Research and/or their respective subsidiaries and (ii) * of any other fee or payment due to Discovery, Whitby Research and/or their respective subsidiaries for Category III Products, processes, formulations or compounds shall also be payable to Whitby. Obligations for the payment of Know-How fees shall expire fifteen (15) years after the expiration date of the last Patent whose claims cover the product, process; formulation or compound in question.

(c) The obligations under subsections (a) and (b) are not additive. Discovery shall pay or shall cause Whitby Research to pay the greater of the payments set forth in subsection (a) or (b) if the product, process, formulation or compound is covered by both subsections.

4.   Other Molecules
     ---------------

(a) Royalty rates of * of net sales by Discovery, Whitby Research and/or their respective subsidiaries shall apply to any product, process, formulation or compound (i) that contains a molecule or a process used to make such a molecule not currently in the Compound Library but is covered by the claims of one or more Patents (Category IV Products). In addition, * of all royalties, milestone payments, option fees, license fees and any other payment for license or sale of such Category IV Products, processes, formulations or compounds used to make such products or compounds due to Discovery, Whitby Research and/or their respective subsidiaries shall be payable to Whitby. The obligations for the payment of the above Patent royalties and other payments shall terminate upon expiration of the last Patent whose claims cover the product, process, formulation or compound in question.

(b) A Know-How fee of (i) * of net sales by Discovery, Whitby Research and/or their respective subsidiaries and (ii) * of any other fee or payment due to Discovery, Whitby Research and/or their respective subsidiaries for Category IV Products, processes, formulations or compounds shall also be payable to Whitby. Obligations for the payment of Know-How fees shall expire fifteen (15) years after the expiration date of the last Patent whose claims cover the product, process, formulation or compound in question.

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* Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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

(c) The obligations under subsections (a) and (b) are not additive. Discovery shall pay or shall cause Whitby Research to pay the greater of the payments set forth in subsection (a) or (b) if the product, process, formulation or compound is covered by both subsections.

5.   Definition of Net Sales
     -----------------------

"Net Sales" shall mean Discovery, Whitby Research and/or their respective subsidiaries billings for products subject to this Agreement less the sum of the following:

     (a)  sales, tariff duties and/or use taxes imposed on account of sales;
     (b)  outbound transportation prepaid or allowed;
     (c)  amounts allowed or credited on returns;
     (d)  transportation insurance; and
     (e) discounts allowed in amounts customary in the trade excluding cash discounts.